UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number        811-07414
                                   ---------------------------------------------

                  THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

107 SOUTH FAIR OAKS BOULEVARD, SUITE 315, PASADENA, CA              91105
--------------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip code)

                 Stephen C. Schuyler, GEMINI FUND SERVICES, LLC
               150 MOTOR PARKWAY, SUITE 205, HAUPPAUGE, NY 11788
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 626-844-1440
                                                    ------------

Date of fiscal year end:                  3/31
                        --------------------------------------

Date of reporting period:      3/31/03
                         ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                     [LOGO]



                              SANTA BARBARA GROUP
                           O F  M U T U A L  F U N D S :

                     T H E   B E N D E R   G R O W T H   F U N D
                         T H E   M O N T E C I T O   F U N D






















                                  ANNUAL REPORT
                                 MARCH 31, 2003

LETTER FROM SBG CAPITAL MANAGEMENT


Dear Shareholder,

The past twelve months have been particularly tough times for stock market investors. World equity markets have been pushed and pulled by war in the Middle East, the continuing possibility of terror and a slowly recovering U.S. economy. The Bender Growth Fund (Class Y) lost 30.73% during the twelve months ended March 31, 2003 and The Montecito Fund lost 22.35% since its inception on April 15, 2002. We are now in the fourth year of an overall U.S. equity market decline and investors are weary of bad news and poor performance. However, we feel that there is reason for hope.

There will always be shocking news events. It seems that we have seen a lifetime's worth over the past few years. Although, as of today's writing, things seem to be getting better. Global terrorists are having a tougher time trying to operate in a world that is more aware with ever tightening security. Our domestic economy seems to be in the later stages of digesting the economic excess of the dot com. bubble and rehabilitating from the corporate paralysis triggered by the events of 9/11.

Negative news events are no longer the sole topic of water cooler discussions. Instead, conversations are focused on everything from the wrap up of the war in Iraq, the hit television show AMERICAN IDOL, the Bush tax plan and, more and more, next year's Presidential election. Politicians, corporations and the public are turning more focus on the economy. Recent polls have shown that the economy is now the number one concern of the American public. Over the past couple of years, U.S. corporations have greatly reduced their variable and fixed costs. Homeowners have rapidly refinanced their mortgages with interest rates hitting forty-year lows. These cost efficiencies in a rising economy should help unleash the leverage of these savings.

However and most importantly, throughout the turbulent stock market of recent years, the investment managers of our two mutual funds have not deviated from their tried and true investment styles seeking long-term growth. This is of utmost significance. The Bender Growth Fund (Class Y) has gained 8.96% annually since its inception on December 10, 1996 versus 3.47% for the S&P 500 and 1.87% for the Wilshire 4500. Similarly, we expect strong performance over time from The Montecito Fund. We are confident that each fund will seek to deliver outstanding long-term results.

As a small fund company, we always welcome your thoughts on how to improve our services to you. Our direct phone number is (626) 844-1445. We greatly appreciate your business and support of The Santa Barbara Group of Mutual Funds.

Sincerely,

/s/ JOHN ODELL                                  /S/ STEVEN W. ARNOLD
--------------                                  --------------------
John Odell                                         Steven W. Arnold

LETTER FROM ROBERT BENDER AND ASSOCIATES,
THE INVESTMENT ADVISOR FOR THE BENDER GROWTH FUND


Dear Shareholder,

As we look back on a disappointing year for the equity markets, the thought among many investors is to expect similar performance in fiscal 2003. The prevailing opinion finds no shortage of potential problems for the economy and stock market going forward. Considering what investors have had to endure in the past year, this pessimism comes as little surprise Concerns have included: the long build up to war with Iraq, fears of a double-dip recession, corporate malfeasance, terrorism, tension in North Korea, rising energy costs, the unemployment rate, deflation, etc. While the impact of geopolitical events are always very difficult to predict, we believe the economic recovery now under way will continue to gain momentum in our current fiscal year. Improving corporate profits, unprecedented economic stimulus, and resilient consumer spending are all areas that could contribute to positive economic growth.

In the face of rising uncertainties this past year, corporate leaders displayed caution by reducing costs, delaying capital spending and raising cash positions. In response to this caution monetary and fiscal policymakers continued increasing incentives to spur capital investment, and interest rates overall declined. Our performance this past year has largely reflected the different spending patterns of businesses and consumers. Despite such favorable spending incentives businesses remained reluctant to commit to new outlays. Our anticipated rise in technology spending failed to materialize until late in the year. As a result, technology stocks suffered as their earnings recovery was delayed, and the Fund's performance was negatively affected. In the meantime, consumers did continue to spend and took advantage of low interest rates to improve their overall financial condition. This helped our retail stocks outperform the overall market, as most showed steady earnings growth in a difficult retail environment. While this past fiscal year was one of the most volatile in decades, the Bender Growth Fund maintained a strategy of owning the highest quality companies in dynamic growth industries. This philosophy has allowed the Bender Growth Fund to substantially outperform the S&P 500 since its inception. As geopolitical issues are resolved, businesses should begin to utilize the favorable investment climate. Consumers will likely maintain spending as their discretionary income rises. This combination of forces could lead to a sustained acceleration in GDP growth as perceptions of the economy begin to improve.

The current business environment is highly amenable to capital investment. The US economy has entered a period of time characterized by historically low annualized interest rates and rapid monetary growth. The interest rate reductions of the past year are now completely in the system, and the Federal Reserve has maintained an adequate level of monetary growth to cushion any further blows to the economy. The recent decline in corporate bond yields now allows companies to issue investment grade debt with interest rates at less than 5% - the lowest level in decades. Investment tax credits that went into legislation last year further reduce the cost of capital, as do the potential tax reforms being proposed by the Bush administration.

Assuming that geopolitical events are beginning to be resolved, we look for capital spending to increase in the near future. This is primarily due to the fact that inventories remain at unsustainably low levels. One could argue that pent up demand exists for technology spending considering the age of the installed base and the rapid depreciation of hardware and software investments.

As fiscal 2003 progresses, US consumer behavior is perhaps the most critical component of GDP growth. Despite very little job creation, consumer spending remains relatively consistent. This is due to several factors. First, US personal income rose at a 5.3% annual rate in 2002, and continues to rise in 2003. Economists usually cite personal income as the most important determinate of consumption. Second, as consumers took advantage of record low interest rates to refinance their homes, they also "cashed-out" over $200 billion of accumulated equity in the past year. This equity has been used in part to improve consumer balance sheets through the reduction of high-interest credit card debt. Third, consumer savings are rising as debt obligations decline. This is an important factor for long-term consumer health.


In summary, as geopolitical risks abate; we believe businesses will embark on a prolonged period of capital spending as inventories are prepared for a return to growth. Consumers overall will likely emerge from this downturn in better fiscal health and should spend at a better than average rate. These factors are critical for a sustained acceleration in GDP growth and are possible due to favorable monetary conditions. As difficult as the recent equity market environment has been, the fact remains that the US economy is by far the most dynamic, flexible, and entrepreneurial economy in the world. We find no reason to believe that the factors mentioned above will fail to produce a sustainable economic recovery. Since the Bender Growth Fund's inception, we have adhered to a strict policy of owning growth stocks with superior earnings and cash flow characteristics. We believe that earnings growth is the ultimate determinate of stock prices, and align our portfolios to participate in the most dynamic growth areas of the economy. As the economy continues to expand, growth stocks remain highly attractive compared to other investment vehicles. We expect the economy to gradually accelerate throughout this fiscal year, leading to better corporate profits and higher stock prices. Thank you for your business.



Sincerely,


/S/ ROBERT L. BENDER                                        /S/ REED G. BENDER
--------------------                                        ------------------
Robert L. Bender                                               Reed G. Bender

LETTER FROM AMERISTOCK, THE INVESTMENT ADVISOR FOR THE MONTECITO FUND

Dear Shareholder,

The total return for the Montecito Fund, with sales charges, for the period April 15, 2002 (the Fund's inception) to March 31, 2003 was -26.79% versus -22.33% for the Standard & Poor's 500 Index and -24.27% for the S&P/Barra Value Index for the same period. In general, Financials (largest sector holding), Chemical, and Technology sectors of the portfolio did fairly well relative to the market. However, Telecom, Transportation, and Utility sectors were a drag on the portfolio performance.

Factors that influenced the market during this period included fears of a double dip recession, concerns about the uncertainty of a military conflict, and continued bearishness of the market itself.

We typically do not make predictions about the economy or the market's direction. But recent events lead us to postulate a theory. At the tops and bottoms of stock market turns, people behave more irrationally to reflect their new expectations. At market tops, we believe people accept greater and greater risks. On the other hand at market bottoms we believe people turn much more conservative. Assuming there is no double dip recession in 2003, we believe the U.S. stock markets may have hit bottom sometime in the last quarter of 2002. We posit four pieces of anecdotal and non-statistical evidence to support bottom-turning conservative behavior:

 1. One of the largest mutual funds in terms of assets under management today is a bond fund.

2.  Yields on money market funds and similar bank instruments are about 1%.

 3. On September 26, 2002, the AP (Frankfurt-Germany) announced that the Nueur Market will shut down. The Nueur Market was Germany's equivalent of our NASDAQ. It had lost 96% of its value from its peak.

 4. On October 8, 2002 the WALL STREET JOURNAL reported that TIME INC. would close MUTUAL FUNDS MAGAZINE. TIME INC. also wrote about the death of stocks right before the 1982 bull market began.

To us, these four pieces of conservative behavior suggest that what we began late last year - to become more aggressive with the Montecito Fund - was correct. Please keep in mind, "aggressive" is relative. It means the portfolio's beta approaches its benchmark. Late last year in 2002, we posed a question to ourselves. "Is the next 100% move in the market likely to be up or down?" Our answer was "up", and thus we began to reposition the portfolio to take advantage of a market recovery. Today, technology and healthcare represent the 2nd and 3rd largest industry concentrations (finance is #1). The Fund is fully invested after lowering the cash position in the portfolio. While it is still early to see whether this more aggressive relative strategy is the right one, we are encouraged so far.

One thing we are concerned about is the additional rules coming out of our nations' capitol that affect mutual funds. We support the intention the law strives for, such as fuller disclosure and greater insight into the inner workings of funds. In some cases, we believe the "invisible hand" of the market may take care of the situation more effectively than more government regulations. One potential paradoxical fallout from this is that funds will disclose less. Funds will disclose only what they are required to, and nothing more. One effect the new rules and regulations will undoubtedly have on mutual funds - expenses will go up. Some of that higher cost undoubtedly will be passed on to investors.



Sincerely,



/S/ ANDREW F. NGIM                              /S/ NICHOLAS D. GERBER
------------------                              ----------------------
Andrew F. Ngim                                  Nicholas D. Gerber
Co-Portfolio Manager                            Co-Portfolio Manager

                             THE BENDER GROWTH FUND
               GROWTH OF $10,000 FROM COMMENCEMENT OF OPERATIONS*
                             THROUGH MARCH 31, 2003


  DATE       BENDER A    BENDER C   BENDER Y   S&P 500   WILSHIRE 4500
------------------------------------------------------------------------

 12/9/96                  10,000     10,000     10,000     10,000
 3/31/97                   8,240      8,260     10,156      9,579
 3/31/98                  13,610     13,740     15,031     14,029
 3/31/99      14,552      16,270     16,640     17,806     13,633
 3/31/00      40,922      45,294     46,684     21,000     20,343
 3/31/01      21,946      23,973     24,918     16,448     13,110    -
 3/31/02      21,917      23,627     24,802     16,484     14,384
 3/31/03      15,212      16,185     17,181     12,402     11,239







             PERFORMANCE SUMMARY - FOR PERIODS ENDED MARCH 31, 2003

                                                                                     ANNUALIZED
                                                                        5 YEARS        SINCE
                                                             1 YEAR    ANNUALIZED    INCEPTION*
-------------------------------------------------------------------------------------------------

THE BENDER GROWTH FUND
CLASS A SHARES:
   Without Sales Charges .................................  (30.59)%     N/A          11.22%
   With Sales Charges (1) ................................  (34.58)%     N/A           9.77%
CLASS C SHARES:
   Without Sales Charges .................................  (31.50)%     3.52%         7.93%
   With Sales Charges (2) ................................  (32.18)%     3.52%         7.93%
CLASS Y SHARES ...........................................  (30.73)%     4.57%         8.96%
-------------------------------------------------------------------------------------------------

(1) Adjusted for initial maximum sales charge of 5.75%
(2) Adjusted for redemption fee of 1%.
 * Class C and Class Y commenced operations on December 10, 1996. Class A commenced operations on October 1, 1998.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor's share, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions on the redemption of the Fund shares.

                             THE BENDER GROWTH FUND
            INVESTMENT PERFORMANCE FOR PERIODS ENDED MARCH 31, 2003


                            ANNUALIZED
                              SINCE                      LAST
                            INCEPTION                  12 MONTHS
                            ---------                  ---------

WILSHIRE 45OO INDEX           1.87(1)                   (21.86)
STANDARD $ POORS 500 INDEX    3.47(1)                   (24.76)
BENDER GROWTH CLASS A         9.77(2)*                  (34.58)*
BENDER GROWTH CLASS C         7.93(3)**                 (32.18)**
BEMDER GROWTH CLASS Y         8.96(3)                   (30.73)

(1) Performance figure shown here is representative of the period from December 10, 1996 to March 31, 2003.
(2) Commenced operations October 1, 1998.
(3) Commenced operations December 10, 1996.
 *  Adjusted for initial maximum sales charge of 5.75%.
**  Adjusted for redemption fee of 1%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An Investor's share, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions on the redemption of the Fund shares.

                               THE MONTECITO FUND
               GROWTH OF $10,000 FROM COMMENCEMENT OF OPERATIONS*
                             THROUGH MARCH 31, 2003





     DATE          MONTECITO      S&P 500      S&P BARRA VALUE
---------------------------------------------------------------

 *   4/15/02       10,000         10,000           10,000
     4/30/02        9,161          9,696            9,746
     5/31/03        9,199          9,625            9,785
     6/30/02        8,671          8,940            9,169
     7/31/02        7,983          8,243            8,178
     8/31/02        7,992          8,297            8,234
     9/30/02        7,050          7,396            7,294
    10/31/02        7,710          8,046            7,900
    11/30/02        8,162          8,519            8,454
    12/31/02        7,778          8,019            8,015
     1/31/03        7,540          7,810            7,796
     2/28/03        7,311          7,693            7,583
     3/31/03        7,321          7,767            7,573



             PERFORMANCE SUMMARY - FOR PERIODS ENDED MARCH 31, 2003

                                                               SINCE
                                                             INCEPTION*
--------------------------------------------------------------------------------
THE MONTECITO FUND:
Without Sales Charges ....................................    (22.35)%
With Sales Charges(1) ....................................    (26.79)%
--------------------------------------------------------------------------------

(1) Adjusted for initial maximum sales charge of 5.75%.
 *  The Montecito Fund commenced operations on April 15, 2002.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor's share, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions on the redemption of the Fund shares.

                               THE MONTECITO FUND
            INVESTMENT PERFORMANCE FOR PERIODS ENDED MARCH 31, 2003


                              SINCE
                            INCEPTION
                            ---------
                            -24.27(1) STANDARD & POOR'S BARRA VALUE
                            -22.33(1) STANDARD & POOR'S 500 INDEX
                            -26.79(2)*  MONTECITO FUND




(1) Performance figure shown here is representative of the period from April 15, 2002 to March 31, 2003.
(2) Commenced operations April 15, 2002.
 *  Adjusted for initial maximum sales charge of 5.75%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An Investor's share, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions on the redemption of the Fund shares.



THE SANTA BARBARA GROUP OF MUTUAL FUNDS
BENDER GROWTH FUND
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2003
--------------------------------------------------------------------------------
                                                                         MARKET
       SECURITY                                            SHARES        VALUE
       --------                                            ------        -----
COMMON STOCK - 98.84%
COMMUNICATIONS - 11.18%
     Broadcom Corp., Class A Shares*                       40,000     $  494,000
     Cisco Systems, Inc.*                                  90,908      1,179,986
     QUALCOMM, Inc.                                        39,600      1,427,976
                                                                      ----------
                                                                       3,101,962
                                                                      ----------
COMMERCIAL SERVICES - 3.78%
     Paychex, Inc.                                         38,220      1,049,903
                                                                      ----------

COMPUTER SERVICES - 16.91%
     AOL Time Warner, Inc.*                                50,120        544,303
     Check Point Software Technologies, Ltd.*              69,240      1,001,903
     Network Appliance, Inc.*                              89,520      1,001,729
     Synopsys, Inc.*                                       28,850      1,227,856
     VeriSign Inc.*                                       104,680        914,903
                                                                      ----------
                                                                       4,690,694
                                                                      ----------
COMPUTER SOFTWARE - 5.63%
     Microsoft Corp.                                       12,280        297,299
     Oracle Corp.*                                         91,820        996,155
     SkillSoft PLC ADR*                                   101,086        269,596
                                                                      ----------
                                                                       1,563,050
                                                                      ----------
COMPUTER SYSTEMS - 1.07%
     Brocade Communications Systems, Inc.*                 60,600        295,728
                                                                      ----------

ELECTRONIC EQUIPMENT - 6.68%
     Intersil Corp., Class A Shares*                       23,000        357,880
     Power-One, Inc.*                                     126,000        554,400
     Zoran Corp.*                                          72,825        940,171
                                                                      ----------
                                                                       1,852,451
                                                                      ----------
INTERNET - 5.99%
     eBay, Inc.*                                           19,500      1,663,155
                                                                      ----------

MEDICAL - 7.91%
     Amgen, Inc.*                                           6,000        345,300
     Eon Labs, Inc.*                                       25,000        667,500
     Medtronic, Inc.                                       26,218      1,182,956
                                                                      ----------
                                                                       2,195,756
                                                                      ----------



    The accompanying notes are an integral part of the financial statements.




                                      -11-

THE SANTA BARBARA GROUP OF MUTUAL FUNDS
BENDER GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2003
--------------------------------------------------------------------------------

                                                                         MARKET
SECURITY                                                   SHARES        VALUE
PHARMACEUTICAL - 3.29%
     Watson Pharmaceuticals, Inc.*                         31,740     $  913,160
                                                                      ----------

RETAIL-ELECTRONICS - 5.08%
     Best Buy Co., Inc.*                                    7,100        191,487
     CDW Computer Centers, Inc.*                           23,580        962,064
     Tweeter Home Entertainment Group, Inc.*               53,500        255,195
                                                                      ----------
                                                                       1,408,746
                                                                      ----------
RETAIL-RESTAURANT/SPECIALTY - 11.56%
     The Cheesecake Factory, Inc.*                         25,800        832,566
     P.F. Chang's China Bistro, Inc.*                      32,450      1,200,650
     Starbucks Corp.*                                      45,620      1,175,171
                                                                      ----------
                                                                       3,208,387
                                                                      ----------
RETAIL-OTHER - 17.40%
     Bed Bath & Beyond, Inc.*                              34,940      1,206,828
     Chico's FAS, Inc.                                     35,000        700,000
     Home Depot, Inc.                                      12,480        304,013
     Kohl's Corp.*                                         20,485      1,159,041
     Staples, Inc.*                                        79,500      1,457,235
                                                                      ----------
                                                                       4,827,117
                                                                      ----------
SEMICONDUCTORS - 0.04%
     HPL Technologies, Inc.*                               89,500         10,740
                                                                      ----------

TOYS - 2.32%
     LeapFrog Enterprises, Inc.*                           27,000        643,680
                                                                      ----------

TOTAL COMMON STOCK - 98.84%
     (Cost - $39,140,166)                                             27,424,529
                                                                      ----------


    The accompanying notes are an integral part of the financial statements



                                      -12-

THE SANTA BARBARA GROUP OF MUTUAL FUNDS
BENDER GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2003
--------------------------------------------------------------------------------

                                                          SHARES/       MARKET
        SECURITY                                          PRINCIPAL     VALUE
        --------                                          ---------     -----
SHORT TERM INVESTMENT - 1.61%
     United Missouri Bank AFM, 0.36%, due 4/1/03
     (Cost - $445,431)                                    $ 445,431   $ 445,431
                                                                      ---------

TOTAL INVESTMENTS - 100.45%
     (Cost - $39,585,597)                                            27,869,960
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.45)%                        (123,708)
                                                                    -----------
NET ASSETS - 100.00%                                                $27,746,252
                                                                    ===========

--------
     * Non-income producing security.

ADR - American  Depositary  Receipts
AFM - Automated Funds Management
PLC - Public Limited Company











    The accompanying notes are an integral part of the financial statements.



THE SANTA BARBARA GROUP OF MUTUAL FUNDS
THE MONTECITO FUND
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2003
--------------------------------------------------------------------------------

                                                                          MARKET
      SECURITY                                               SHARES       VALUE
      --------                                               ------       -----
COMMON STOCK - 92.73%
AEROSPACE & DEFENSE - 3.27%
     Boeing Co.                                                220       $ 5,513
                                                                         -------

AUTOMOBILES - 3.24%
     Ford Motor Co.                                            235         1,767
     General Motors Corp.                                      110         3,698
                                                                         -------
                                                                           5,465
                                                                         -------
BANKS - 11.92%
     Bank of America Corp.                                     100         6,684
     PNC Financial Services Group, Inc.                         70         2,967
     Wachovia Corp.                                            100         3,407
     Washington Mutual, Inc.                                   200         7,054
                                                                         -------
                                                                          20,112
                                                                         -------
BEVERAGES - 1.80%
     Coca-Cola Co.                                              65         2,631
     Pepsico, Inc.                                              10           400
                                                                         -------
                                                                           3,031
                                                                         -------
CHEMICALS - 5.80%
     Dow Chemical Co.                                          115         3,175
     Du Pont (EI) de Nemours & Co.                             170         6,606
                                                                         -------
                                                                           9,781
                                                                         -------
COMPUTER SOFTWARE - 0.29%
     Microsoft Corp.                                            20           484
                                                                         -------

COMPUTERS - 7.81%
     Dell Computer Corp.*                                      155         4,233
     Hewlett Packard Co.                                        30           467
     International Business Machines, Inc.                     108         8,471
                                                                         -------
                                                                          13,171
                                                                         -------






    The accompanying notes are an integral part of the financial statements.





                                      -14-

THE SANTA BARBARA GROUP OF MUTUAL FUNDS MONTECITO FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2003
--------------------------------------------------------------------------------

                                                                          MARKET
SECURITY                                                      SHARES      VALUE
DIVERSIFIED FINANCIAL SERVICES - 7.67%
     Citigroup, Inc.                                           185       $ 6,373
     Fannie Mae                                                 95         6,208
     Merrill Lynch & Co., Inc.                                  10           354
                                                                         -------
                                                                          12,935
                                                                         -------
DIVERSIFIED MANUFACTURING - 4.09%
     General Electric Co.                                      245         6,248
     3M Co.                                                      5           650
                                                                         -------
                                                                           6,898
                                                                         -------
ELECTRONIC EQUIPMENT - 0.90%
     Agilent Technologies, Inc.*                               115         1,512
                                                                         -------

FOOD - 4.10%
     Sara Lee Corp.                                            370         6,919
                                                                         -------

INSURANCE - 1.81%
     Allstate Corp.                                             85         2,820
     American International Group, Inc.                          5           247
                                                                         -------
                                                                           3,067
                                                                         -------
MACHINERY - 2.04%
     Caterpillar, Inc.                                          70         3,444
                                                                         -------

MULTIMEDIA - 1.72%
     Comcast Corp.*                                             90         2,573
     Walt Disney Co.                                            20           341
                                                                         -------
                                                                           2,914
                                                                         -------
OIL - 5.10%
     BP PLC-Sponsored ADR                                       70         2,701
     ChevronTexaco Corp.                                        40         2,586
     Exxon Mobil Corp.                                          95         3,320
                                                                         -------
                                                                           8,607
                                                                         -------
PERSONAL CARE PRODUCTS - 0.26%
     Procter & Gamble Co.                                        5           445
                                                                         -------



    The accompanying notes are an integral part of the financial statements.





                                      -15-



THE SANTA BARBARA GROUP OF MUTUAL FUNDS
MONTECITO FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2003
--------------------------------------------------------------------------------

                                                                         MARKET
SECURITY                                                   SHARES         VALUE
--------                                                   ------         -----
PHARMACEUTICALS - 16.43%
     Abbott Labs, Inc.                                        10         $   376
     Bristol-Myers Squibb Co.                                270           5,705
     Johnson & Johnson                                        10             579
     Merck & Company, Inc.                                   135           7,395
     Pfizer, Inc.                                            220           6,855
     Wyeth                                                   180           6,808
                                                                         -------
                                                                          27,718
                                                                         -------
RETAIL - 2.77%
     Albertsons, Inc.                                        115           2,168
     Home Depot, Inc.                                         10             244
     McDonalds Corp.                                         120           1,735
     Wal-Mart Stores, Inc.                                    10             520
                                                                         -------
                                                                           4,667
                                                                         -------
SEMICONDUCTORS - 0.53%
     Intel Corp.                                              15             244
     Texas Instruments, Inc.                                  40             655
                                                                         -------
                                                                             899
                                                                         -------
TELECOMMUNICATIONS - 7.65%
     AT&T Corp.                                               56             907
     Bellsouth Corp.                                         130           2,817
     SBC Communications, Inc.                                290           5,818
     Verizon Communications, Inc.                             95           3,358
                                                                         -------
                                                                          12,900
                                                                         -------
UTILITIES - 3.53%
     Duke Energy Corp.                                       410           5,962
                                                                         -------

TOTAL COMMON STOCK - 92.73%
     (Cost - $203,453)                                                   156,444
                                                                         -------





    The accompanying notes are an integral part of the financial statements.


                                      -16-








THE SANTA BARBARA GROUP OF MUTUAL FUNDS
MONTECITO FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2003
--------------------------------------------------------------------------------

                                                            SHARES/       MARKET
SECURITY                                                    PRINCIPAL     VALUE
--------                                                    ---------     -----
SHORT TERM INVESTMENT - 7.37%
     United Missouri Bank AFM, 0.36%, due 4/1/03
     (Cost - $12,440)                                        $12,440     $12,440
                                                                         -------

TOTAL INVESTMENTS - 100.10%
     (Cost - $215,893)                                                  168,884
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.10)%                            (183)
                                                                       --------
NET ASSETS - 100.00%                                                   $168,701
                                                                       ========

----------
     * Non-income producing security.

ADR - American  Depositary  Receipts
AFM - Automated Funds Management
PLC - Public Limited Company









    The accompanying notes are an integral part of the financial statements.




THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES                              MARCH 31, 2003
--------------------------------------------------------------------------------

                                                               BENDER          MONTECITO
                                                             GROWTH FUND          FUND
                                                             -----------          ----
ASSETS:
     Investments in Securities at Market Value
       (identified cost $39,585,597 and
       $215,893, respectively) (Note 2)                       $27,869,960   $   168,884
     Receivables:
       Capital Stock Sold                                          22,722          --
       Dividends and Interest                                          50           218
       Other Assets                                                    53          --
                                                              -----------   -----------
     TOTAL ASSETS                                              27,892,785       169,102
                                                              -----------   -----------

LIABILITIES:
     Capital Stock Redeemed                                        66,609            65
     Accrued Distribution Fees (Note 5)                            35,249           197
     Due to Advisor (Note 3)                                       11,690            43
     Accrued Expenses and Other Liabilities                        32,985            96
                                                              -----------   -----------
     TOTAL LIABILITIES                                            146,533           401
                                                              -----------   -----------

NET ASSETS                                                    $27,746,252   $   168,701
                                                              ===========   ===========

CLASS A SHARES AND MONTECITO FUND SHARES (NOTE 1):
     Net Assets (Unlimited shares of $0.001 par beneficial
       interest authorized; 242,829 and 21,937 shares
       outstanding, respectively)                             $ 3,728,979   $   168,701
                                                              ===========   ===========

     Net Asset Value and Redemption Price Per Class A Share
       ($3,728,979/242,829 shares and $168,701/21,937
       shares, respectively)                                  $     15.36   $      7.69
                                                              ===========   ===========

     Offering Price Per Share ($15.36/0.9425 and
       $7.69/0.9425, respectively)                            $     16.30   $      8.16
                                                              ===========   ===========





    The accompanying notes are an integral part of the financial statements.





THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)                  MARCH 31, 2003
--------------------------------------------------------------------------------

                                                                    BENDER           MONTECITO
                                                                  GROWTH FUND          FUND
                                                                  -----------          ----
CLASS Y SHARES (NOTE 1):
     Net Assets (Unlimited shares of $0.001 par beneficial
       interest authorized; 729,935 shares outstanding)           $ 11,977,231
                                                                  ============
     Net Asset Value, Offering and Redemption Price Per
       Class Y Share ($11,977,231/729,935 shares)                 $      16.41
                                                                  ============

CLASS C SHARES (NOTE 1):
     Net Assets (Unlimited shares of $0.001 par beneficial
       interest authorized; 780,038 shares outstanding)           $ 12,040,042
                                                                  ============

     Net Asset Value and Offering Price Per Class C Share
       ($12,040,042/780,038 shares)                               $      15.44
                                                                  ============

     Redemption Price Per Share ($15.44 X 0.99)                   $      15.29
                                                                  ============

COMPOSITION OF NET ASSETS:
     At March 31, 2003, Net Assets consisted of:
       Paid-in-Capital                                            $ 58,610,628    $    215,427
       Accumulated Net Investment Income (Loss)                           --               454
       Accumulated Net Realized Loss From Security Transactions    (19,148,739)           (171)
       Net Unrealized Depreciation of Investments                  (11,715,637)        (47,009)
                                                                  ------------    ------------
NET ASSETS                                                        $ 27,746,252    $    168,701
                                                                  ============    ============




    The accompanying notes are an integral part of the financial statements.





THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENTS OF OPERATIONS                                  FOR THE YEAR ENDED MARCH 31, 2003
-------------------------------------------------------------------------------------------
                                                                BENDER          MONTECITO
                                                             GROWTH FUND         FUND(A)
                                                             -----------         -------
INVESTMENT INCOME:
     Interest Income                                        $      2,232    $         71
     Dividend Income                                              32,290           4,047
                                                            ------------    ------------
     TOTAL INVESTMENT INCOME                                      34,522           4,118
                                                            ------------    ------------

EXPENSES (NOTES 3 AND 5):
     Investment Advisory Fees                                    168,145             500
     Service Fees - Class A                                       47,579           1,063
     Service Fees - Class Y                                      186,312            --
     Service Fees - Class C                                      226,026            --
     Distribution Fees - Class A                                  10,814             416
     Distribution Fees - Class Y                                  37,230            --
     Distribution Fees - Class C                                 144,115            --
                                                            ------------    ------------
     TOTAL EXPENSES                                              820,221           1,979
                                                            ------------    ------------
     NET INVESTMENT INCOME (LOSS)                               (785,699)          2,139
                                                            ------------    ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 4):
     Net Realized Loss From Security Transactions             (2,761,822)           (171)
     Net Change in Net Unrealized
       Appreciation (Depreciation) of Investments            (12,444,678)        (47,009)
                                                            ------------    ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS              (15,206,500)        (47,180)
                                                            ------------    ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(15,992,199)   $    (45,041)
                                                            ============    ============


-----------

(a) For the period from April 15, 2002 (commencement of operations) through March 31, 2003.















    The accompanying notes are an integral part of the financial statements.



THE SANTA BARBARA GROUP OF MUTUAL FUNDS
BENDER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------
                                                              YEAR ENDED      YEAR ENDED
                                                            MARCH 31, 2003  MARCH 31, 2002
OPERATIONS:
     Net Investment Loss                                    $   (785,699)   $ (1,313,236)
     Net Realized Loss From Security Transactions             (2,761,822)    (13,386,102)
     Net Change in Unrealized
       Appreciation (Depreciation) of Investments            (12,444,678)     11,964,898
                                                            ------------    ------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    (15,992,199)     (2,734,440)
                                                            ------------    ------------

CAPITAL SHARE TRANSACTIONS:
     Class A:
     Proceeds from Shares Issued
       (22,144 and 113,434 shares, respectively)                 355,651       2,558,383
     Cost of Shares Redeemed
       (95,215 and 172,836 shares, respectively)              (1,712,309)     (3,881,867)
                                                            ------------    ------------
     TOTAL CLASS A TRANSACTIONS                               (1,356,658)     (1,323,484)
                                                            ------------    ------------

Class Y:
     Proceeds from Shares Issued
       (3,301,454 and 1,837,887 shares, respectively)         61,090,896      44,992,696
     Cost of Shares Redeemed
       (3,558,733 and 2,043,365 shares, respectively)        (65,000,114)    (47,839,206)
                                                            ------------    ------------
     TOTAL CLASS Y TRANSACTIONS                               (3,909,218)     (2,846,510)
                                                            ------------    ------------

Class C:
     Proceeds from Shares Issued
       (44,233 and 143,044 shares, respectively)                 744,365       3,539,768
     Cost of Shares Redeemed
       (214,483 and 161,596 shares, respectively)             (3,534,515)     (3,699,515)
                                                            ------------    ------------
     TOTAL CLASS C TRANSACTIONS                               (2,790,150)       (159,747)
                                                            ------------    ------------

NET DECREASE IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS                             $ (8,056,026)   $ (4,329,741)
                                                            ------------    ------------



    The accompanying notes are an integral part of the financial statements.




THE SANTA BARBARA GROUP OF MUTUAL FUNDS
BENDER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                 YEAR ENDED        YEAR ENDED
                                               MARCH 31, 2003    MARCH 31, 2002
                                               --------------    --------------

TOTAL DECREASE IN NET ASSETS                    (24,048,225)         (7,064,181)
                                               ------------        ------------

NET ASSETS:
Beginning of Period                              51,794,477          58,858,658
                                               ------------        ------------

NET ASSETS:
End of Period                                  $ 27,746,252        $ 51,794,477
                                               ------------        ------------








    The accompanying notes are an integral part of the financial statements.





THE SANTA BARBARA GROUP OF MUTUAL FUNDS
MONTECITO FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------

                                                                           PERIOD ENDED
                                                                         MARCH 31, 2003 (A)
                                                                         ------------------
OPERATIONS:
     Net Investment Income                                                 $   2,139
     Net Realized Loss From Security Transactions                               (171)
     Net Change in Unrealized Appreciation (Depreciation) of Investments     (47,009)
                                                                           ---------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    (45,041)
                                                                           ---------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net Investment Income ($.08 per share)                                   (1,685)
                                                                           ---------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from Shares Issued (11,798 shares)                             114,291
     Reinvestment of Dividends (187 shares)                                    1,525
     Cost of Shares Redeemed (48 shares)                                        (389)
                                                                           ---------
     NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS              115,427
                                                                           ---------

TOTAL INCREASE IN NET ASSETS                                                  68,701
                                                                           ---------

NET ASSETS:
     Beginning of Period                                                     100,000
                                                                           ---------

NET ASSETS:
     End of Period (includes accumulated undistributed
       net investment income of $454)                                      $ 168,701
                                                                           =========


-----------
(a) For the period April 15, 2002 (commencement of operations) through March 31, 2003.


    The accompanying notes are an integral part of the financial statements.





FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.


                                                              BENDER GROWTH FUND - CLASS A SHARES
                                          -----------------------------------------------------------------------
                                             YEAR            YEAR          YEAR       YEAR       FOR THE PERIOD
                                            ENDED           ENDED         ENDED       ENDED     OCTOBER 1, 1998**
                                           MARCH 31,      MARCH 31,      MARCH 31,   MARCH 31,    TO MARCH 31,
                                            2003            2002          2001         2000            1999
                                            ----            ----          ----         ----            ----

NET ASSET VALUE, BEGINNING OF PERIOD      $  22.13       $   22.16      $  41.32     $ 15.44     $     10.00
                                          --------       ---------      --------     -------     -----------
Income (Loss) from Operations:
Net investment loss                          (0.29)          (0.41)        (0.53)      (0.55)          (0.20)
Net gain (loss) from securities
(both realized and unrealized)               (6.48)           0.38        (18.63)      27.39            5.64
                                          --------       ---------      --------     -------     -----------
Total from operations                        (6.77)          (0.03)       (19.16)      26.84            5.44
                                          --------       ---------      --------     -------     -----------

Distributions to shareholders from
net realized capital gains                  --              --            --           (0.96)         --
                                          --------       ---------      --------     -------     -----------

NET ASSET VALUE, END OF PERIOD            $  15.36       $   22.13      $  22.16     $ 41.32     $     15.44
                                          ========       =========      ========     =======     ===========

TOTAL RETURN(1)                             (30.59)%        (0.14)%       (46.37)%    181.21%         54.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)      $  3,729       $   6,991      $  8,317     $ 5,341     $        33
Ratio of expenses to average net assets:
Before expense reimbursement                 1.85%           1.85%         1.85%       1.86%            1.82%(2)
After expense reimbursement                  1.85%           1.85%         1.85%       1.85%            1.82%(2)
Ratio of net investment loss
to average net assets:
Before expense reimbursement                 (1.75)%         (1.76)%       (1.53)%     (1.56)%         (3.85)%(2)
After expense reimbursement                  (1.75)%         (1.76)%       (1.53)%     (1.55)%         (3.85)%(2)
Portfolio turnover rate                      19.36%          22.92%         0.82%       7.61%           24.91%


** The Bender Growth Fund - Class A Shares commenced operations on October 1,
   1998.
 1 Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
 2  Annualized



    The accompanying notes are an integral part of the financial statements.








FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                            BENDER GROWTH FUND - CLASS Y SHARES
                                           -----------------------------------------------------------------------
                                                YEAR            YEAR         YEAR        YEAR            YEAR
                                                ENDED           ENDED        ENDED       ENDED           ENDED
                                             MARCH 31,         MARCH 31,    MARCH 31,  MARCH 31,        MARCH 31,
                                                2003            2002          2001        2000            1999

NET ASSET VALUE, BEGINNING OF YEAR         $   23.69       $   23.80      $   44.59     $  16.64       $   13.74
                                           ---------       ---------      ---------     --------       ---------
Income (Loss) from Operations:
Net investment loss                            (0.33)          (0.46)         (0.60)       (0.55)          (0.47)
Net gain (loss) from securities
(both realized and unrealized)                 (6.95)           0.35         (20.19)       29.46            3.37
                                           ---------       ---------      ---------     --------       ---------
Total from operations                          (7.28)          (0.11)        (20.79)       28.91            2.90
                                           ---------       ---------      ---------     --------       ---------

Distributions to shareholders from
net realized capital gains                     --              --            --            (0.96)         --
                                           ---------       ---------      ---------     --------       ---------

NET ASSET VALUE, END OF YEAR               $   16.41       $   23.69      $   23.80     $  44.59       $   16.64
                                           =========       =========      =========     ========       =========

TOTAL RETURN(1)                               (30.73)%         (0.46)%       (46.62)%    180.55%           21.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)       $  11,977       $  23,387      $  28,832     $ 20,302       $   2,781
Ratio of expenses to average net assets:
Before expense reimbursement                    2.00%           1.93%          1.92%        2.22%           3.49%
After expense reimbursement                     2.00%           1.93%          1.92%        2.13%           3.49%
Ratio of net investment loss
to average net assets:
Before expense reimbursement                  (1.90)%         (1.84)%        (1.60)%       (1.82)%         (4.74)%
After expense reimbursement                   (1.90)%         (1.84)%        (1.60)%       (1.73)%         (4.74)%
Portfolio turnover rate                        19.36%          22.92%          0.82%        7.61%           24.91%




----------
1 Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions.







    The accompanying notes are an integral part of the financial statements.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                    BENDER GROWTH FUND - CLASS C SHARES
                                           -----------------------------------------------------------------
                                           YEAR               YEAR          YEAR         YEAR           YEAR
                                           ENDED             ENDED          ENDED        ENDED          ENDED
                                          MARCH 31,         MARCH 31,      MARCH 31,    MARCH 31,     MARCH 31,
                                            2003               2002          2001        2000           1999
                                            ----               ----          ----        ----           ----

NET ASSET VALUE, BEGINNING OF YEAR         $ 22.54         $   22.87      $   43.21     $  16.27       $   13.61
                                           -------         ---------      ---------     --------       ---------
Income (Loss) from Operations:
Net investment loss                          (0.50)            (0.67)         (0.93)       (0.73)          (0.55)
Net gain (loss) from securities
(both realized and unrealized)               (6.60)             0.34         (19.41)       28.63            3.21
                                           -------         ---------      ---------     --------       ---------
Total from operations                        (7.10)            (0.33)        (20.34)       27.90            2.66
                                           -------         ---------      ---------     --------       ---------

Distributions to shareholders from
net realized capital gains                    --                 --            --          (0.96)         --
                                           -------         ---------      ---------     --------       ---------

NET ASSET VALUE, END OF YEAR               $ 15.44         $   22.54      $   22.87     $  43.21       $   16.27
                                           =======         =========      =========     ========       =========

TOTAL RETURN1                               (31.50)%           (1.44)%       (47.07)%     178.39%          19.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)       $12,040         $  21,416        $22,159      $34,556       $   8,743
Ratio of expenses to average net assets:
Before expense reimbursement                  3.07%             2.89%          2.80%        3.09%           4.23%
After expense reimbursement                   3.07%             2.89%          2.80%        2.98%           4.23%
Ratio of net investment loss
to average net assets:
Before expense reimbursement                 (2.97)%           (2.80)%        (2.48)%      (2.67)%         (5.49)%
After expense reimbursement                  (2.97)%           (2.80)%        (2.48)%      (2.56)%         (5.49)%
Portfolio turnover rate                      19.36%            22.92%          0.82%        7.61%          24.91%


--------------
 1 Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions and do not assume the effects of any sales charges.







    The accompanying notes are an integral part of the financial statements.




FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.


                                                                 MONTECITO FUND
                                                                 FOR THE PERIOD
                                                                 APRIL 15, 2002**
                                                                 TO MARCH 31, 2003
                                                                 -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $    10.00
                                                                    ----------
     Income (Loss) from Operations:
       Net investment income                                              0.11
       Net gain (loss) from securities
       (both realized and unrealized)                                    (2.34)
                                                                    ----------
     Total from operations                                               (2.23)
                                                                    ----------

     Distributions to shareholders from
       net investment income                                             (0.08)
                                                                    ----------

NET ASSET VALUE, END OF PERIOD                                      $     7.69
                                                                    ==========

TOTAL RETURN(1)                                                         (22.35)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)                           $      169
     Ratio of expenses to average net assets:
       Before expense reimbursement                                       1.19%(2)
       After expense reimbursement                                        1.19%(2)
     Ratio of net investment income to average net assets:
       Before expense reimbursement                                       1.29%(2)
       After expense reimbursement                                        1.29%(2)
     Portfolio turnover rate                                              0.28%

----------
** The Montecito Fund commenced operations on April 15, 2002.
  1 Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
  2  Annualized.






    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                     MARCH 31, 2003
--------------------------------------------------------------------------------


1. ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992. The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with two diversified funds: the Bender Growth Fund (the "Bender Fund") and the Montecito Fund (the "Montecito Fund") (collectively the "Funds"). The Bender Fund offers three classes of shares, Class A, Class Y and Class C. Class A shares are sold with a front-end sales charge. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Y shares are offered continuously at net asset value. The Montecito Fund offers a single class of shares sold with a front-end sales charge. The Bender Fund's investment objective is long-term growth of capital. The Montecito Fund's investment objective is total return through capital appreciation and current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION - Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service at the last reported sale price for such security as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation and securities traded on the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Securities for which current market quotations are not readily available are valued at estimated fair market value as determined in good faith by the Fund's investment adviser, subject to the review and supervision of the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date of the security purchase or sale. In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities held by a Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

FEDERAL INCOME TAXES - The Company has complied and will continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

EXPENSES - Common expenses, income and gains and losses are allocated daily among share classes of the applicable Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the applicable Fund.


DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared and paid at least annually. Any net realized capital gains on sales of securities are distributed annually.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                         MARCH 31, 2003
--------------------------------------------------------------------------------

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

NET ASSET VALUE PER SHARE - The net asset value per share of each Fund is calculated each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. A sales charge may apply when purchasing Bender Fund's Class A shares or Montecito Fund's shares. Bender Fund's Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Company by SBG Capital Management, Inc. (the "Advisor"). Under the terms of the investment advisory agreements, the Advisor receives monthly fees calculated at the annual rates of 0.50% of the average daily net assets of the Bender Fund and the Advisor receives monthly fees calculated at the annual rates of 0.30% of the first $100 million and 0.25% of the average daily net assets over $100 million of the Montecito Fund. For the year ended March 31, 2003, the Advisor received advisory fees of $168,145 from Bender Fund and for the period April 15, 2002 (commencement of operations) through March 31, 2003, the Advisor received advisory fees of $500 from Montecito Fund.

The Company and the Advisor have entered into a distribution agreement with Capital Research Brokerage Services, LLC, a subsidiary of the Advisor, to serve as national distributor (the "Distributor"). The Distributor selects brokers and other financial professionals to sell shares of the Funds and coordinate their marketing efforts. For the distribution and distribution support services provided the Distributor pursuant to the terms of the agreement, the Advisor shall pay the distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700. For the period ended March 31, 2003, the Distributor received approximately $5,901 in commissions from the sale of fund shares.

The Advisor has entered into a Sub-Advisory Agreement with Robert Bender & Associates ("RBA") on behalf of the Bender Fund. Under the terms of the Sub-Advisory Agreement, RBA receives a monthly fee from the Advisor calculated at an annual rate of 0.40% of the average daily net assets of the Bender Fund. No monthly fees are paid to RBA for the first $10 million in average daily net assets. The Advisor is responsible for the supervision and payment of fees to RBA in connection with its services.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                         MARCH 31, 2003
--------------------------------------------------------------------------------

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Bender Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Bender Fund. Under the terms of the agreement, the Bender Fund will pay to the Advisor a monthly fee calculated at the following annual rates:

     Class A   1.10% of average daily net assets

     Class Y 2.00% of first $2.5 million; 1.10% in excess of $2.5 million of average daily net assets

     Class C 2.00% of first $7.5 million; 1.10% in excess of $7.5 million of average daily net assets

For the year ended March 31, 2003, the Advisor received service fees of $459,917 from the Bender Fund.

The Advisor has entered into a Sub-Advisory Agreement with Ameristock Corporation ("Ameristock") on behalf of the Montecito Fund. Under the terms of the Sub-Advisory Agreement, Ameristock receives a monthly fee from the Advisor calculated at an annual rate equal to 0.25% of the first $100 million and 0.20% of the average daily net assets over $100 million of the Montecito Fund. The Advisor is responsible for the supervision and payment of fees to Ameristock in connection with its services.

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Montecito Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Montecito Fund. Under the terms of the agreement, the Montecito Fund will pay to the Advisor a monthly fee calculated at the annual rate of 0.64% of average daily net assets. For the period ended March 31, 2003, the Advisor received service fees of $1,063 from the Montecito Fund.

Gemini Fund Services, LLC ("GFS", formerly Orbitex Fund Services) serves as administrator and provides accounting services to the Funds pursuant to an administration agreement. Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums. The Funds and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Funds. Pursuant to the terms of the Operating Service Agreement, the Advisor pays all service fees to GFS.

The Company and United Missouri Bank (the "Custodian") are parties to a custodial agreement under which the Custodian holds cash, securities and other assets of the Funds as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Certain directors and officers of the Funds are directors and officers of the Advisor.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                         MARCH 31, 2003
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2003 were as follows:

                                                    PURCHASES         SALES
                                                    ----------     -----------
Bender Fund ......................................  $6,485,048     $13,698,071
Montecito Fund ...................................     204,024             400

As of March 31, 2003, net unrealized appreciation and depreciation on investment securities for federal income tax purposes were as follows:

                                                              NET UNREALIZED
                                                               APPRECIATION
                    APPRECIATION           DEPRECIATION       (DEPRECIATION)
                    ------------           -------------      -------------
Bender Fund .......   $5,589,148           $(20,481,044)       $(14,891,896)
Montecito Fund ....         651                 (47,814)            (47,163)


5. DISTRIBUTION PLANS

As noted in the Funds' Prospectus, each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act. The Bender Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A, Class Y and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders. With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services. The Montecito Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Fund. For the year ended March 31, 2003, distribution fees of $10,814, $37,230 and $144,115 were paid for Bender Fund Class A, Class Y and Class C, respectively. For the period ended March 31, 2003, distribution fees of $416 were paid for Montecito Fund shares.

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under
Section 2(a) (9) of the Investment Company Act of 1940. As of March 31, 2003, the following institutions held voting securities of the Bender Fund for the benefit of others: Charles Schwab & Co., Inc., 51% of Class Y shares; First Clearing Corp., 34% of Class C shares; US Clearing Corp., 29% of Class A shares.

NOTES TO FINANCIAL STATEMENTS (CONTINUED) MARCH 31, 2003

7. TAX INFORMATION

In accordance with industry practice, the Bender Fund has recorded a reclassification in the capital accounts. As of March 31, 2003, the Bender Fund recorded permanent book/tax differences of $785,699 from undistributed net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders.

During the fiscal period ended March 31, 2003, the Montecito Fund paid a dividend distribution of $1,685 which was characterized as an ordinary income distribution for tax purposes. As of March 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                             UNREALIZED
                     ORDINARY          LONG TERM           APPRECIATION/
                       INCOME        GAINS/(LOSSES)        (DEPRECIATION)
                     --------        --------------        --------------
Bender Fund .......  $      -        $(15,972,480)         $(14,891,896)
Montecito Fund ....       454                 (17)              (47,163)

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of post-October losses. As of March 31, 2003, the Bender Fund and Montecito Fund had, for Federal income tax purposes, capital losses which may be carried over to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.
The Bender Fund and Montecito Fund had Federal income tax capital loss carryforwards of $15,972,480 and $17, respectively, expiring on March 31 of the years indicated below:

                          2009                2010                 2011
                        -------           -----------           ----------
Bender Fund ......      $60,275           $14,127,445           $1,784,760
Montecito Fund ...            -                     -                   17

The Bender Fund and Montecito Fund have elected to defer post-October losses of $3,176,259 and $154, respectively.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Directors
Santa Barbara Group of Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of portfolio investments, of the Bender Growth Fund and the Montecito Fund (two of the portfolios constituting the Santa Barbara Group of Mutual Funds, Inc. ("the Company") as of March 31, 2003, and the related statements of operations, the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Santa Barbara Group of Mutual Funds, Inc. as of March 31, 2003, the results of their operations, the statements of changes in net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio April 8, 2003

THE DIRECTORS AND OFFICERS (UNAUDITED)

The following table provides information about each Director who is an "interested" person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940.

NAME AND ADDRESS:                         TITLE                         PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
Steven W. Arnold(1)                       Co-Chairman of the            Marketing manager for SBG Capital
107 South Fair Oaks Avenue                Board since 1996,             Management, Inc.; Co-President and
Suite 315                                 Treasurer and Co-             controlling shareholder, SBG Capital
Pasadena, CA 91105                        President of the Funds        Management, Inc.
Age: 47                                   since 1996

John P. Odell(1)                          Co-Chairman of the            Marketing manager for SBG Capital
107 South Fair Oaks Avenue                Board since 1998, Co-         Management Company, Inc.; Co-President and
Suite 315                                 President of the Funds        controlling shareholder of SBG Capital
Pasadena, CA 91105                        since 1998                    Management, Inc. since 1998.
Age: 37

Robert L. Bender(1)                       Director since 1996           President of Robert L. Bender & Associates,
245 South Los Robles                                                    Inc. since 1972.
Suite 620
Pasadena, CA 90272
Age: 65

-------------
1 Steven W. Arnold, John P. Odell, and Robert L. Bender are all deemed to be interested persons of the Company, as defined by the 1940 Act. Steven W. Arnold and John P. Odell are both officers of the Company's investment advisor. Robert
L. Bender is an officer of the sub-advisor to the Bender Fund.

The following table provides information about each Director who is not an "interested" person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940.

NAME AND ADDRESS:                         TITLE                        PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS:
Harvey Marsh                              Director since 1998          Chief Financial Officer for Golden Systems,
107 South Fair Oaks Avenue                                             Inc. from 1998-2001; Self-employed financial
Suite 315                                                              consultant from 1996-1998 and from 2001-
Pasadena, CA 91105                                                     present; Certified Public Accountant.
Age: 64

Wayne Turkheimer                          Director since 1998          Attorney in solo practice since 1986 specializing
107 South Fair Oaks Avenue                                             in general business, probate and estate law;
Suite 315                                                              Received BA from UCLA, Cum Laude in 1974;
Pasadena, CA 91105                                                     Received JD from USC Law Center in 1977.
Age: 50

Glory Burns                               Director since 1998          Professor at Colorado State University since
107 South Fair Oaks Avenue                                             1991; Received BS from University of
Suite 315                                                              Colorado in 1975; Received MBA from the
Pasadena, CA 91105                                                     University of Denver in 1980; Received JD
Age: 50                                                                from the University of Puget Sound in 1978.

Lawrence Signey                           Director since 2000          Pastor at St. Robert Bellarmine Catholic
107 South Fair Oaks Avenue                                             Church since 2002; Associate Pastor at
Suite 315                                                              St. Bede the Venerable 1993-2002.
Pasadena, CA 91105
Age: 42

The Company's Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling (800) 723-8637.

---------------
As of March 31, 2003, each Director was responsible for the oversight of the Bender Growth Fund and Montecito Fund.

INVESTMENT ADVISOR
SBG Capital
Management, Inc.
107 South Fair Oaks Boulevard, Suite 315
Pasadena, CA 91105

SUB-ADVISORS
Robert Bender & Associates
245 South Los Robles, Suite 620
Pasadena, CA 90272

Ameristock Corporation
1320 Harbor Bay
Parkway Suite 145
Alameda, CA 94502

ADMINISTRATOR
Gemini Fund Services, LLC
150 Motor Parkway,
Suite 205 Hauppauge, NY 11788

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Gemini Fund Services, LLC
4020 South 147th
Street Omaha, NE 68137

CUSTODIAN
UMB Bank
928 Grand Boulevard
Kansas City, MO 84141

PRINCIPAL UNDERWRITER
Capital Research Brokerage Services, LLC
107 South Fair Oaks Boulevard, Suite 315
Pasadena, CA 91105

INDEPENDENT ACCOUNTANTS
McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145

For more complete information about The Bender Growth Fund or the Montecito Fund, including charges and expenses, please call (626) 844-1440 or (800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds' Board of Directors, please call or write to request the Funds' Statement of Additional Information.


SANTA BARBARA GROUP
OF MUTUAL FUNDS:

THE BENDER GROWTH FUND
THE MONTECITO FUND

 ANNUAL REPORT
MARCH 31, 2003

ITEM 2.  CODE OF ETHICS.  Not applicable.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.  Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.  Not applicable.

ITEM 6.  RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable.

ITEM 8. RESERVED.

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Not applicable.

(b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a) Not applicable.

(b) Certifications required by Item 10(b) of Form N-CSR are filed herewith.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

By (Signature and Title)
/s/ JOHN P. ODELL
 -------------------------------------------------------------------------------
   John P. Odell, Co-President

Date        June 10, 2003
    ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
 /S/ JOHN P. ODELL
 ------------------------------------------------------------------------------
    John P. Odell, Co-President

Date      June 10, 2003
    ---------------------------------------------------------------------------

By (Signature and Title)
/S/ STEVEN W. ARNOLD
 ------------------------------------------------------------------------------
    Steven W. Arnold, Co-President & Treasurer

Date      June 10, 2003
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.